UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2015

SUNOPTA INC.

(Exact name of registrant as specified in its charter)

CANADA	001-34198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West

Brampton, Ontario, L7A 0H2, Canada

(Address of Principal Executive Offices)

(905) 455-1990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 13, 2015, SunOpta Inc. (“SunOpta”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting that on October 9, 2015, SunOpta completed its acquisition of Sunrise Holdings (Delaware), Inc. (“Sunrise”). This Form 8-K/A amends the Original 8-K to include the historical unaudited financial statements of Sunrise as of September 30, 2015 and for the three and nine months ended September 30, 2015 and 2014 and the unaudited pro forma condensed combined financial information as of October 3, 2015, and for the year ended January 3, 2015 and the three quarters ended October 3, 2015.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

Item 9.01(a) of the Original 8-K is hereby amended to include Exhibit 99.2 hereto, which is incorporated herein by reference.

(b) Pro Forma Financial Information

Item 9.01(b) of the Original 8-K is hereby amended and restated to include Exhibit 99.3 hereto, which is incorporated herein by reference.

(d) Exhibits

Item 9.01(d) of the Original 8-K is hereby amended to include the list of exhibits in the Exhibit Index hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By:	/s/ Robert McKeracher
Robert McKeracher
Vice President and Chief Financial Officer

Date:	December 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.2	Unaudited condensed consolidated financial statements of Sunrise as of September 30, 2015 and for the three and nine months ended September 30, 2015 and 2014, together with the notes thereto

99.3	Unaudited pro forma condensed combined financial information, together with the notes thereto